UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
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CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

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CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
May 3, 2023
Dear Shareholders:
On behalf of the board of directors (the “Board”) of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology), I invite you to attend an extraordinary general meeting of shareholders (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on May 23, 2023. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting https://www.cstproxy.com/cemac/2023. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/cemac/2023.
As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:
(i)
Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024 (the “Extension”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii)
Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “Charter Amendments”) the charter in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2024 (including prior to June 3, 2023) (the “Liquidation Amendment Proposal”);

(iii)
Proposal 3 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of November 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024 , or such earlier date as determined by our Board in its sole discretion (the “Trust Amendment Proposal”); and

(iv)
Proposal 4 — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal (together, the “Charter Amendment Proposals”) are each conditioned on one another and the Charter Amendment Proposals are conditioned on the Trust Amendment Proposal. This means that unless all three proposals are approved by the shareholders, none of these three proposals will take effect.
Each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.
Only holders of record of our ordinary shares at the close of business on April 26, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.
Our Board has approved the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and recommends that shareholders vote in favor of each proposal. Approval of each of the Charter Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of outstanding Company shares entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.

In connection with the Charter Amendment Proposals, holders (“public shareholders”) of the Company’s Class A ordinary shares, $0.0001, par value per share (“public shares”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”), including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals.
On March 1, 2023, we entered into a definitive business combination agreement (the “Business Combination Agreement”) with Lexasure Financial Group Limited, a Cayman Islands exempted company limited by shares (together with its successors, “Lexasure”), Lexasure Financial Holdings Corp., a Cayman Islands exempted company limited by shares (“Pubco”), CEMAC Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Lexasure Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), CEMAC Sponsor LP (the “Sponsor”), a Cayman Islands exempted limited partnership, in the capacity as the representative from and after the effective time for the shareholders of the Company and Pubco (other than the former Lexasure shareholders) (the “SPAC Representative”), and Ian Lim Teck Soon, an individual, in the capacity as the representative from and after the Effective Time for the former Lexasure shareholders (the “Seller Representative”) for an initial business combination (the “Lexasure Business Combination”). For more information about the Lexasure Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023, as well as the Registration Statement on Form F-4 to be filed by Pubco in connection with the Lexasure Business Combination. As a result of the signing of the Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with our charter. While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before June 3, 2023 to consummate the Lexasure Business Combination or another initial business combination.
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or if the Lexasure Business Combination is not consummated, another initial business combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination or another initial business combination.
On April 19, 2023, we and Lexasure entered into a side letter pursuant to which Lexasure has agreed to loan us reasonable amounts that we are obligated to deposit into the Trust Account in connection with the Extension and related expenses such as the filing of an additional Quarterly Report on Form 10-Q, up to a maximum of $600,000 (the “Loan”), in the event that the PCAOB audited financial statements of Lexasure and its subsidiaries are not delivered on or before May 1, 2023 and/or the PCAOB reviewed quarterly financial statements of Lexasure and its subsidiaries are not delivered on or before May 7, 2023. The Loan is unsecured and interest free. The Loan will be fully funded and deposited into an escrow account, to be released when we are required to make any Extension payments or pay other amounts due to be funded by such Loan. We and Lexasure will agree on the amounts to be offered in the extension redemption prior to us committing to such payments, and Lexasure has agreed not to unreasonably withhold, delay or condition its consent. In connection with the Loan, at the closing of the Lexasure Business Combination (or in the event that the Business Combination Agreement is terminated in accordance with its terms and we consummate another transaction constituting a business combination, upon the consummation of such business combination (an “Alternative Closing”)), the Sponsor has agreed to transfer a number of Class B ordinary shares to Lexasure or its designee equal to (x) the amount of the Loan that is used by us and not returned to Lexasure at or prior to the closing of the Lexasure Business Combination or Alternative Closing (less any amounts applied pursuant to the termination fee provision of the Business Combination Agreement), divided by (y) $10.00 per share. We will repay the Loan amount directly to Lexasure at the closing of the Lexasure Business Combination, and in the event of the termination of the Business Combination Agreement for any reason, the Loan shall be cancelled and no amounts shall be owed by us, provided that any amounts advanced by Lexasure pursuant to the side letter shall reduce the amounts payable by Lexasure pursuant to the termination fee provision of the Business Combination Agreement.
Our Sponsor plans to convert on a one-for-one basis 5,749,999 Class B ordinary shares that were issued prior to our IPO into 5,749,999 Class A ordinary shares (the “Founder Conversion”), and following the Founder Conversion, our Sponsor will continue to own one Class B ordinary share. The 5,749,999 Class A ordinary shares that will be issued to our Sponsor in connection with the Founder Conversion and the one Class B ordinary share that will continue to be owned by our Sponsor are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO. The Founder Shares are entitled to registration rights.
You are not being asked to vote on the Lexasure Business Combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when the Lexasure Business Combination or another initial business combination is submitted to shareholders for approval, subject to any limitations set forth in our charter. In addition, public shareholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed the initial business combination before the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to any limitations set forth in our charter.
The Company reserves the right at any time to cancel the Meeting and not to submit to its shareholders the Charter Amendment Proposals or implement the Charter Amendments.
If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are approved and implemented, then in accordance with the Company’s Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.
To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.49 at the time of the Meeting (not including accrued interest less taxes paid or payable). The closing price of the Company’s Class A ordinary shares on the Nasdaq Global Market on May 1, 2023 was $10.48. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.01 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.
If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will be required to dissolve and liquidate our

Trust Account by returning the then-remaining funds (less taxes payable and up to $100,000 of interest to pay dissolution expenses) in such account to the public shareholders.
After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.
Enclosed is the proxy statement containing detailed information concerning the Meeting, the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. Whether or not you plan to virtually participate in the Meeting, we urge you to read this material carefully and vote your shares.
Sincerely, /s/ Roberta Brzezinski Roberta Brzezinski Chief Executive Officer May 3, 2023

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
c/o Ellenoff Grossman & Schole
LLP 1345 Avenue of the Americas
New York, NY 10105
NOTICE OF EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS TO
BE HELD ON MAY 23, 2023
May 3, 2023
To the Shareholders of Capitalworks Emerging Markets Acquisition Corp:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Meeting”) of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology), a Cayman Islands exempted company, will be held on May 23, 2023, at 10:00 a.m. Eastern Time. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting https://www.cstproxy.com/cemac/2023.
The purpose of the Meeting will be to consider and vote upon the following proposals:
(i)
Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024 (the “Extension”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii)
Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “Charter Amendments”) the charter in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2024 (including prior to June 3, 2023) (the “Liquidation Amendment Proposal”);

(iii)
Proposal 3 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of November 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024, or such earlier date as determined by our Board in its sole discretion (the “Trust Amendment Proposal”); and

(iv)
Proposal 4 — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal (together, the “Charter Amendment Proposals”) are each conditioned on one another and the Charter Amendment Proposals are conditioned on the Trust Amendment Proposal. This means that unless all three proposals are approved by the shareholders, none of these three proposals will take effect.
The full text of the Charter Amendment Proposals and the Adjournment Proposal are set out in the accompanying proxy statement.
The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal. The Adjournment Proposal may be presented as the first proposal at the Meeting.
The Board has fixed the close of business on April 26, 2023 as the record date for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors Sincerely,
/s/ Roberta Brzezinski Roberta Brzezinski Chief Executive Officer Dated: May 3, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/CEMAC/2023. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT MAY 3, 2023.
CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
C/O ELLENOFF GROSSMAN & SCHOLE LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP PROXY STATEMENT
FOR AN EXTRAORDINARY GENERAL MEETING
To be held at 10:00 a.m. Eastern Time on May 23, 2023
The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
QUESTIONS AND ANSWERS
Why am I receiving this proxy statement?
This proxy statement of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.
We are a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is CEMAC Sponsor LP, a Cayman Islands exempted limited partnership (the “Sponsor”). On December 3, 2021, the Company consummated its IPO of 23,000,000 units, and a concurrent private placement (the “Private Placement”) of 11,700,000 warrants (the “Private Placement Warrants”), from which it derived gross proceeds in the aggregate of $241,700,000. Prior to the Company’s IPO, the Sponsor purchased 5,750,000 of the Company’s Class B ordinary shares, which are convertible into Class A ordinary shares for an aggregate purchase price of $25,000 or approximately $0.004 per share.
Like most blank check companies, our charter provides for the return of the funds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. We initially had until March 3, 2023 (i.e., 15 months from the consummation of the IPO, or the “business combination period”) to complete our initial business combination, subject to:
•
an automatic three-month extension if we have signed a definitive agreement with respect to an initial business combination by March 3, 2023 (an “Automatic Extension”); or

•
if there is no Automatic Extension, a three-month extension subject to the Sponsor or its affiliates or designees depositing additional funds into the Company’s Trust Account.

On March 1, 2023, we entered into a definitive business combination agreement (the “Business Combination Agreement”) with Lexasure Financial Group Limited, a Cayman Islands exempted company limited by shares (together with its successors, “Lexasure”), Lexasure Financial Holdings Corp., a Cayman Islands exempted company limited by shares (“Pubco”), CEMAC Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Lexasure Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), CEMAC Sponsor LP, a Cayman Islands exempted limited partnership, in the capacity as the representative from and after the effective time for the shareholders of the Company and Pubco (other than the former Lexasure shareholders) (the “SPAC Representative”), and Ian Lim Teck Soon, an individual, in the capacity as the representative from and after the Effective Time for the former Lexasure shareholders (the “Seller Representative”) for an initial business combination (the “Lexasure Business Combination”). For more information about the Lexasure Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023, as well as the Registration Statement on Form F-4 to be filed by Pubco in connection with the Lexasure Business Combination. As a result of the signing of the Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with our charter. While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before June 3, 2023 to consummate the Lexasure Business Combination or another initial business combination.
If the Charter Amendment Proposals (which are conditioned on each other) and the Trust Amendment Proposal are approved and implemented, the business combination period will be revised to permit our Board to extend as far as March 3, 2024. If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the Charter Amendments, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of the shareholders to both continue the Company’s existence as currently permitted under our charter until the expiration of the Extension Period (as defined below) and to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to March 3, 2024 (including prior to the current termination date) if it determines such action is in the best interests of the shareholders. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.
What is being voted on?
You are being asked to vote on the following proposals:
(i)
Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) in the form set forth in Annex A to the proxy statement to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024 (the “Extension”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii)
Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “Charter Amendments”) the charter in the form set forth in Annex A to the proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2024 (including prior to June 3, 2023) (the “Liquidation Amendment Proposal”);

(iii)
Proposal 3 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of November 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024, or such earlier date as determined by our Board in its sole discretion (the “Trust Amendment Proposal”); and

(iv)
Proposal 4 — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Charter Amendments and Trust Amendment?
The purpose of the Charter Amendments and Trust Amendment is to provide the Company with additional time during the Extension Period to effect a suitable initial business combination as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the amended charter and prior to the end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of negotiating and consummating a business combination prior to the end of the Extension Period.
On March 1, 2023, we entered into the Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for the Lexasure Business Combination. As a result of the signing of the Business Combination Agreement, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with our charter. While we are using our best efforts to complete the Lexasure Business

Combination as soon as practicable, our Board currently believes that there will not be sufficient time before June 3, 2023 to consummate the Lexasure Business Combination or another initial business combination.
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or if the Lexasure Business Combination is not consummated, another initial business combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination or another initial business combination.
Approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension Period.
Why is the Company proposing the Charter Amendment Proposals and Trust Amendment Proposal?
The Company’s IPO prospectus and charter provided that the Company initially has until March 3, 2023 (the date which is 15 months after the consummation of the IPO) to complete the initial business combination, subject to (i) an Automatic Extension or (ii) a three-month extension (until June 3, 2023) at the request of our Sponsor and the funding of additional amounts into the Trust Account. On March 1, 2023, we entered into the Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for the Lexasure Business Combination. As a result of the signing of the Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with our charter. If the Charter Amendment Proposals (which are conditioned on each other) and the Trust Amendment Proposal are approved and implemented, the business combination period will be revised to permit our Board to extend as far as March 3, 2024. If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the Charter Amendments, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law.
Our Board believes that it is in the best interests of our shareholders to provide for the Extension and incremental flexibility. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination or another initial business combination.
The Company reserves the right at any time to cancel the Meeting and not to submit to its shareholders the Charter Amendment Proposals and the Trust Amendment Proposals.
Why should I vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal?
Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Charter Amendments and the Trust Amendment to extend the date by which the Company must complete the initial business combination prior to the expiration of the Extension Period. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Charter Amendments and prior to the end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of negotiating and consummating a business combination prior to the end of the Extension Period. Your vote in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are required for the Company to implement the Extension Amendment, the Liquidation Amendment and the Trust Amendment, respectively.
The Company’s existing charter provides that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before June 3, 2023, the Company will provide holders of its public shares (“public shareholders”) with the opportunity to redeem all or a portion of their public shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
If the Charter Amendments and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Charter Amendments at any time before or after the current termination date, and prior to the end of the Extension Period.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Our Board recommends that you vote in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.
How do the Company insiders intend to vote their shares?
All of the Company’s directors and officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the proposals.
Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their ordinary shares in connection with the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. The initial shareholders are not entitled to redeem the Founder Shares.
On the record date, the initial shareholders beneficially owned and were entitled to vote 5,750,000 Founder Shares, which in the aggregate represents approximately 20% of the Company’s issued and outstanding ordinary shares.
In addition, the Sponsor or the Company’s or a potential target’s executive officers, directors or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per- share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Furthermore, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the public shares beneficially owned by them in connection with the Charter Amendment Proposals. The Sponsor may provide such shareholders either Founder Shares or membership interests in the Sponsor pursuant to such arrangements.
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
What vote is required to adopt the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal?
Approval of each of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Approval of the Trust Amendment Proposal will require the affirmative vote of 65% of outstanding Company shares entitled to vote thereon.
When would the Board abandon the Charter Amendments and the Trust Amendment?
Our Board will abandon the Charter Amendments and the Trust Amendment if our shareholders do not approve the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. Additionally, notwithstanding the approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal by our shareholders, the Board may decide to abandon the Charter Amendments and the Trust Amendment at any time and for any reason prior to the adoption of the Charter Amendments.
Additionally, in accordance with our charter, the Company will abandon the Charter Amendments and the Trust Amendment if redemptions in connection with such amendments would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.

If we abandon the Charter Amendments and the Trust Amendment, public shareholders will not have their public shares redeemed in connection with the Meeting.
What happens if I sell my ordinary shares or units of the Company before the Meeting?
The April 26, 2023 record date is earlier than the date of the Meeting. If you transfer your public shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your ordinary shares prior to the record date, you will have no right to vote those shares at the Meeting.
Will you seek any further extensions to liquidate the Trust Account?
Other than the Extension, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the initial business combination.
What happens if the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are not approved?
If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds (less taxes payable and up to $100,000 of interest to pay dissolution expenses) in such account to the public shareholders.
The Company’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their 5,750,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up.
Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals.
If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?
Subject to the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal by at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon, and the approval of the Trust Amendment Proposal by 65% of outstanding Company shares entitled to vote thereon, the Company will file an amendment to the charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto, and the Trust Amendment in the form of Annex B hereto will become effective. Unless and until the Board determines to wind up the operations of the Company, the Company will remain a reporting company under the Exchange Act, and its units, ordinary shares, and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will then continue to work to consummate the initial business combination prior to the expiration of the Extension Period.
If the Charter Amendments and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Charter Amendments at any time before or after the current termination date, and prior to the end of the Extension Period.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
The Charter Amendment Proposals are conditioned on each other and the Trust Amendment Proposal is conditioned on the Charter Amendment Proposals. Therefore, the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal must each be approved for the Extension Period to be implemented.
Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal, the Liquidation Amendment Proposal or Trust Amendment Proposal?
Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals. If you do not redeem your public shares in connection with the Meeting, and you disagree with the initial business combination if and when it is proposed for a shareholder approval, you will retain your right to redeem your public shares upon consummation of the initial business combination, subject to any limitations set forth in the charter.
When and where is the Meeting?
The Meeting will be held at 10:00 a.m. Eastern Time, on May 23, 2023, in virtual format. The Company’s shareholders may attend and vote at the Meeting by visiting https://www.cstproxy.com/cemac/2023 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing +1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 7382426#. You will not be able to attend the Meeting physically. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.
How do I attend the virtual Meeting?
Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the virtual meeting starting on May 17, 2023 at 10:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/cemac/2023, enter your control number, name and email address. Once you pre- register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.
Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 7382426#. This is listen only; you will not be able to vote or enter questions during the Meeting.
How do I vote?
If you are a holder of record of Company ordinary shares, you may vote virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/cemac/2023. You may still attend the Meeting and vote virtually if you have already voted by proxy.
If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the virtual Meeting?”
How do I change my vote?
If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote.
If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Charter Amendment Proposals, Trust Amendment Proposal and Adjournment Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least half of the paid up voting share capital of the Company is represented virtually or by proxy at the Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the Meeting shall be adjourned in accordance with the charter.

Who can vote at the Meeting?
Only holders of record of the Company’s ordinary shares at the close of business on April 26, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 23,000,000 shares of Class A ordinary shares and 5,750,000 Founder Shares were outstanding and entitled to vote.
See above in “How do I vote?” for information on how to vote.
What interests do the Company’s directors and executive officers have in the approval of the proposals?
The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of our Sponsor, Directors and Officers.”
What happens to the Company’s warrants if the Charter Amendment Proposals and Trust Amendment Proposal are not approved?
If either the Charter Amendment Proposals or the Trust Amendment Proposal is not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders, and the Company’s warrants will expire worthless.
What happens to the Company’s warrants if the Charter Amendment Proposals and Trust Amendment Proposal are approved?
If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and implemented, the Company will be able to continue its efforts to consummate its initial business combination until the expiration of the Extension Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to it, and the public warrants and Private Placement Warrants will remain outstanding in accordance with their terms.
How do I redeem my public shares?
If the Charter Amendments and the Trust Amendment are implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the initial business combination, or if the Company has not consummated the initial business combination by the expiration of the Extension Period.
To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on May 19, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Election and the effective date of the Charter Amendments and the Trust Amendment.
Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Charter Amendment Proposal and the Trust Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on May 19, 2023, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company,

1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).
If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals and the Trust Amendment Proposal. Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal will not be redeemed for cash held in the Trust Account.
In the event that a public shareholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (and thereafter, with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Charter Amendment Proposals and Trust Amendment Proposal are not approved, or the Charter Amendments and Trust Amendment are not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Charter Amendment Proposals and Trust Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Charter Amendments and Trust Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If I am a public unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Where do I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (the “SEC”) within four (4) business days following the Meeting.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and the Company’s Annual Report on Form 10-K filed with the SEC on July 15, 2022 (the “Annual Report”) and in our other SEC filings.
Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS
Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on July 15, 2022 and in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”
We may not be able to complete the initial business combination by the expiration of the Extension Period, even if the Charter Amendment Proposals and the Trust Amendment Proposal are approved by our shareholders, in which case, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.
We may not be able to complete the Lexasure Business Combination or another initial business combination by the expiration of the Extension Period, even if the Charter Amendment Proposals and the Trust Amendment Proposal are approved by our shareholders. Our ability to complete the initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report and in other reports that we file with the SEC. If we do not complete the Lexasure Business Combination or another initial business combination within the Extension Period, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.
Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendment Proposals and the Trust Amendment Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Charter Amendment Proposals and the Trust Amendment Proposal are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Lexasure Business Combination or another initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.
Additional extensions past the Extension Period may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete the Lexasure Business Combination or another initial business combination.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post- initial business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.
The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with initial business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its business combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in a demand deposit account until the earlier of the consummation of a business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a national bank until the earlier of the consummation of a business combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in a demand deposit account would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in a demand deposit account, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target.
Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under CFIUS rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. If CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND
We are a Cayman Islands-incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
As of the record date, there are issued and outstanding (i) 23,000,000 Class A ordinary shares and (ii) 5,750,000 Class B ordinary shares. In addition, we issued (i) 11,500,000 public warrants included in the public units, every whole warrant entitling their holder to purchase one Class A ordinary share upon the consummation of an initial business combination, and (ii) 11,700,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share as part of the Private Placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non- redeemable so long as they are held by the original holder or its permitted transferees.
As of April 28, 2023, approximately $241.3 million in proceeds from our IPO and the Private Placement and interest income were held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 15 months from the closing of the IPO, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre- initial business combination activity; or (iii) absent an initial business combination within 15 months from the closing of the IPO or during any extension period, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.
The Lexasure Business Combination
As previously announced on our Current Form 8-K filed with the SEC on March 7, 2023, on March 1, 2023, we entered into the Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for an initial business combination. For more information about the Lexasure Business Combination, see our Current Report on Form 8-K filed with the SEC on March 7, 2023, as well as the Registration Statement on Form F-4 to be filed by Pubco in connection with the Lexasure Business Combination.
As a result of the signing of the Business Combination Agreement, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with our charter. While we are using our best efforts to complete the Lexasure Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 3, 2023 to complete the Lexasure Business Combination. Accordingly, the Board believes that in order to be able to consummate the Lexasure Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Lexasure Business Combination or another initial business combination on or before June 3, 2023. If that were to occur, we would be precluded from completing the Lexasure Business Combination or another initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which we have to consummate the Lexasure Business Combination (or, if the Lexasure Business Combination is not consummated, another initial business combination) to the end of the Extension Period in order that our shareholders have the opportunity to participate in our future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.
If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Lexasure Business Combination), we intend to complete the Lexasure Business Combination as soon as possible and in any event on or before the expiration of the Extension Period.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”
You are not being asked to vote on the Lexasure Business Combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Lexasure Business Combination or another initial business combination, you will be entitled to vote on the Lexasure Business Combination or another initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination or another initial business combination is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

THE MEETING
Date, Time and Place of the Meeting
The enclosed proxy is solicited by the Board in connection with the extraordinary general meeting to be held on May 23, 2023 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting https://www.cstproxy.com/cemac/2023.
Purpose of the Meeting
At the Meeting, you will be asked to consider and vote upon the following matters:
(i)
Proposal 1 — A proposal to amend by special resolution the Company’s charter in the form set forth in Annex A to the proxy statement to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024;

(ii)
Proposal 2 — A proposal to amend by special resolution the charter in the form set forth in Annex A to the proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2024 (including prior to June 3, 2023);

(iii)
Proposal 3 — A proposal to amend the Company’s Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024, or such earlier date as determined by our Board in its sole discretion; and

(iv)
Proposal 4 — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are each conditioned on one another and the Charter Amendment Proposals are conditioned on the Trust Amendment Proposal. This means that unless all three proposals are approved by the shareholders, none of these three proposals will take effect.
The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal. The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.
The Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the initial business combination as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the approval of the Charter Amendments but prior to March 3, 2024 (including prior to the current termination date) if it determines such action is in the best interests of the shareholders.
You are not being asked to vote on the Lexasure Business Combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Lexasure Business Combination or another initial business combination, you will be entitled to vote on the Lexasure Business Combination or another initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination or another initial business combination is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.
Public shareholders may elect to redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Liquidation

Amendment Proposal regardless of whether or how such public shareholders vote with respect to such proposals. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals. If the Charter Amendment Proposals and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the initial business combination is submitted to the shareholders. Furthermore, if the Charter Amendment Proposals and the Trust Amendment Proposal are approved and implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $241.3 million that was in the Trust Account as of April 28, 2023.
If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.
The approval of each of the Charter Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Approval of the Trust Amendment Proposal will require the affirmative vote of 65% of the outstanding Company shares entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. The Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments and Trust Amendment at any time before the implementation thereof without any further action by our shareholders.
Only holders of record of our ordinary shares at the close of business on April 26, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.
After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on April 26, 2023 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.
We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about May 3, 2023.
Dissenters’ Right of Appraisal
Holders of our ordinary shares do not have appraisal rights under Cayman Islands law or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding ordinary shares entitled to vote at the Meeting is 23,000,000 public shares and 5,750,000 Founder Shares. Each ordinary share is entitled to one vote. The presence represented via the remote platform or by proxy at the Meeting of a majority of the number of outstanding ordinary shares, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.
Broker Non-Votes
Holders of our ordinary shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the proposals is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Meeting:
•
the Extension Amendment and Liquidation Amendment must each be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company;

•
the Trust Amendment must be approved by the affirmative vote of 65% of outstanding Company shares entitled to vote thereon; and

•
the Adjournment must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Abstentions will count as a vote “AGAINST” the Trust Amendment Proposal, but will not have an effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Adjournment Proposal, assuming a quorum is present. The failure to vote on the Trust Amendment Proposal will have the effect of a vote “AGAINST” such proposal, but will have no effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Adjournment Proposal, assuming a quorum is present.
If there is no quorum, the Meeting shall be adjourned in accordance with the charter.
Voting Procedures
Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.
•
You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Liquidation Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.
•
You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, Inc., our proxy solicitor, at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.
Delivery of Proxy Materials to Shareholders
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

•
the fact that the Sponsor and our directors and officers hold an aggregate of 5,750,000 Founder Shares and 11,700,000 Private Placement Warrants, all of which would expire worthless if the Lexasure Business Combination or another initial business combination is not consummated by June 3, 2023, subject to the Extension;

•
the fact that we have agreed to pay an affiliate of the Sponsor a total of $20,000 per month for office space, utilities and secretarial and administrative support, and upon completion of our initial business combination or our liquidation, we will cease being obligated to pay these monthly fees;

•
the fact that our Sponsor may lend us funds in order to finance transaction costs in connection with an initial business combination, up to $1,500,000 of which may be convertible into warrants at a price of $1.00 per warrant at the option of the Sponsor. The warrants would be identical to the private placement warrants issued to the Sponsor. As of March 31, 2023, the outstanding balance of the working capital loan was $800,000.

•
the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company related to identifying and investigating an initial business combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter; and

•
the fact that our existing directors and officers will be eligible for continued indemnification and continued coverage under our directors’ and officers’ liability insurance after the Lexasure Business Combination and pursuant to the Business Combination Agreement.

Redemption Rights
Pursuant to our current charter, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If your redemption request is properly made and the Charter Amendments are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $241.3 million on April 28, 2023, the estimated per share redemption price would have been approximately $10.49 (not including accrued interest less taxes paid or payable). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal receive the requisite shareholder approvals.
In order to exercise your redemption rights, you must:
•
submit a request in writing prior to 5:00 p.m., Eastern Time on May 19, 2023 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1
State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
and
•
deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.
Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.
If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal are not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public share and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL
The proposed Extension Amendment would amend by special resolution the Company’s charter to extend the date by which the Company would be required to consummate an initial business combination from June 3, 2023 to March 3, 2024. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
You are not being asked to vote on the Lexasure Business Combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Lexasure Business Combination or another initial business combination, you will be entitled to vote on the Lexasure Business Combination or another initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination or another initial business combination is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.
Reasons for the Proposed Extension Amendment
The Company is proposing to amend by special resolution its charter to extend the date by which it would be required to consummate an initial business combination from June 3, 2023 to March 3, 2024. On March 1, 2023, we entered into the Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for the Lexasure Business Combination. As a result of the signing of the Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023. While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before June 3, 2023 to consummate the Lexasure Business Combination or another initial business combination.
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or if the Lexasure Business Combination is not consummated, another initial business combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.
We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination or another initial business combination.
If the Charter Amendments and Trust Amendment are approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the approval of the Charter Amendments at any time before or after the current termination date, and prior to the end of the Extension Period.
If the Extension Amendment Is Approved
If the Extension Amendment Proposal, as well as the Liquidation Amendment Proposal and the Trust Amendment Proposal, are approved, the Charter Amendments in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the termination date. The Company will attempt to consummate an initial business combination until the expiration of the Extension Period or until the Company’s Board determines, in its sole discretion that it will not be able to consummate the initial business combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.
On April 19, 2023, we and Lexasure entered into a side letter pursuant to which Lexasure has agreed to loan us reasonable amounts that we are obligated to deposit into the Trust Account in connection with the Extension and related expenses such as the filing of an additional Quarterly Report on Form 10-Q, up to a maximum of $600,000 (the “Loan”), in the event that the PCAOB audited financial statements of Lexasure and its subsidiaries are not delivered on or before May 1, 2023 and/or the PCAOB reviewed quarterly financial statements of Lexasure and its subsidiaries are not delivered on or before May 7, 2023. The Loan is unsecured and interest free. The Loan will be fully funded and deposited into an escrow account, to be released when we are required to make any Extension payments or pay other amounts due to be funded by such Loan. We and Lexasure will agree on the amounts to be offered in the extension redemption prior to us committing to such payments, and Lexasure has agreed not to unreasonably withhold, delay or condition its consent. In connection with the Loan, at the closing of the Lexasure Business Combination (or in the event that the Business Combination Agreement is terminated in accordance with its terms and we consummate another transaction constituting a business combination, upon the consummation of such business combination (an “Alternative Closing”)), the Sponsor has agreed to transfer a number of Class B ordinary shares to Lexasure or its designee equal to (x) the amount of the Loan that is used by us and not returned to Lexasure at or prior to the closing of the Lexasure Business Combination or Alternative Closing (less any amounts applied pursuant to the termination fee provision of the Business Combination Agreement), divided by (y) $10.00 per share. We will repay the Loan amount directly to Lexasure at the closing of the Lexasure Business Combination, and in the event of the termination of the Business Combination Agreement for any reason, the Loan shall be cancelled and no amounts shall be owed by us, provided that any amounts advanced by Lexasure pursuant to the side letter shall reduce the amounts payable by Lexasure pursuant to the termination fee provision of the Business Combination Agreement.
If the Extension Amendment Is Not Approved
If the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal are not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We do not believe it is likely that, if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved, we will be able to consummate an initial business combination by June 3, 2023.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our charter such as the Charter Amendment. On the record date, the initial shareholders beneficially owned and were entitled to vote

5,750,000 Founder Shares, which in the aggregate represents approximately 20% of the Company’s issued and outstanding ordinary shares.
In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter, as amended by the Charter Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $241.3 million of marketable securities as of April 28, 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period (if the Charter Amendment Proposals and the Trust Amendment Proposal are approved) or our earlier liquidation.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or May 19, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.
As of April 28, 2023, there was approximately $241.3 million of marketable securities in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Company extends the business combination period to March 3, 2024 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current estimated redemption price of approximately $10.49 per share under the terms of our current charter and Trust Agreement.
The Extension Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal. This means that unless all three proposals are approved by the shareholders, none of these three proposals will take effect. Additionally, in accordance with our charter, the Charter Amendments and the Trust Amendment will not be effective if redemptions in connection with such amendments would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.
Full Text of the Resolution to be Approved
“RESOLVED, as a special resolution, that the date by which the Company would be required to consummate a business combination be extended from June 3, 2023 to March 3, 2024 and that the amended and restated memorandum and articles of association of the Company be amended by the deletion of the existing Article 162 and the insertion of the language set out in Annex A.”
Vote Required for Approval
The affirmative vote of holders of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon is required to approve the Extension Amendment. Abstentions or the failure to vote on the Extension Amendment will not have an effect on the Extension Amendment, assuming a quorum is present.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT.

PROPOSAL 2: THE LIQUIDATION AMENDMENT PROPOSAL
The proposed Liquidation Amendment would amend the Company’s charter to permit our Board, in its sole discretion, to elect to wind up our operations on a date earlier than March 3, 2024 (including prior to June 3, 2023) as determined by our Board and included in a public announcement. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Proposed Liquidation Amendment
The Company is proposing to amend its charter to permit our Board to elect to wind up our operations on an earlier date than March 3, 2024 (including prior to June 3, 2023) and liquidate the Trust Account to redeem all public shares following approval of the amendment to the charter and prior to March 3, 2024 (including a date prior to the current termination date) if it determines such action is in the best interests of shareholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of negotiating and consummating a business combination prior to the end of the Extension Period.
The purpose of the Liquidation Amendment is to enable the Board, in its sole discretion, to liquidate the Trust Account to redeem all public shares on a specified date following the approval of the amendment to the charter and prior to the end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of consummating a business combination prior to the end of the Extension Period.
Accordingly, the Board believes that it is in the best interests of our shareholders to provide additional flexibility to wind up our operations prior to the end of the Extension Period.
If the Liquidation Amendment Is Approved
If the Liquidation Amendment Proposal, as well as the Extension Amendment Proposal and the Trust Amendment Proposal, are approved, the Charter Amendments in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to consummate an initial business combination until the expiration of the Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.
If the Liquidation Amendment Proposal Is Not Approved
If the Liquidation Amendment Proposal, the Extension Amendment Proposal or the Trust Amendment Proposal are not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved, we will be able to consummate an initial business combination by June 3, 2023.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target businesses with which we have discussed entering into a transaction agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
You are not being asked to vote on any business combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.
Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our charter such as the Charter Amendment. On the record date, the initial shareholders beneficially owned and were entitled to vote 5,750,000 Founder Shares, which in the aggregate represents approximately 20.0% of the Company’s issued and outstanding ordinary shares.
In connection with the Extension Amendment Proposal, the Liquidation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Trust Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting.
Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendments Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our charter, as amended by the Charter Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $241.3 million as of April 28, 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period if the Charter Amendment Proposals and the Trust Amendment Proposal are approved.
Full Text of the Resolution to be Approved
“RESOLVED, as a special resolution, that the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date prior to March 3, 2024 and that the amended and restated memorandum and articles of association of the Company be amended by the deletion of the existing Article 162 and the insertion of the language set out in Annex A.”

Vote Required for Approval
The affirmative vote of holders of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon is required to approve the Liquidation Amendment. Abstentions or the failure to vote on the Liquidation Amendment will not have an effect on the Liquidation Amendment, assuming a quorum is present.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposals. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary.
This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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persons liable for alternative minimum tax;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection

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with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

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integrated or similar transaction;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.

This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.
WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:
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an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General
The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.
A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends- received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.
As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares.
Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S.

Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”
Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:
•
such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

•
the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.
Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

PROPOSAL 3: THE TRUST AMENDMENT PROPOSAL
The proposed Trust Amendment would amend the Trust Agreement to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024, or such earlier date as determined by our Board in its sole discretion. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
You are not being asked to vote on the Lexasure Business Combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Lexasure Business Combination or another initial business combination, you will be entitled to vote on the Lexasure Business Combination or another initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination or another initial business combination is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.
Reasons for the Trust Amendment
The purpose of the Trust Amendment is to allow the Company to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024, or such earlier date as determined by our Board in its sole discretion. The Trust Amendment parallels the proposed Charter Amendment and the Liquidation Amendment.
If the Trust Amendment Is Approved
If both the Charter Amendment Proposals and the Trust Amendment Proposal are approved and implemented, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then attempt to consummate the Lexasure Business Combination or another initial business combination until the end of the Extension Period or until the Board determines in its sole discretion that it will not be able to consummate the Lexasure Business Combination or another initial business combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.
If the Trust Amendment Is Not Approved
If the Trust Amendment is not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before June 3, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Trust Amendment Proposal will not become effective unless our shareholders approve both the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposals are not, none of the proposals will be implemented. Additionally, in accordance with our charter, the Charter Amendments and the Trust Amendment will not be effective if redemptions in connection with such amendments would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.

Vote Required for Approval
The affirmative vote of holders of at least 65% of outstanding Company shares entitled to vote thereon is required to approve the Trust Amendment. Abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.
Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the Trust Amendment Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite shareholder approvals.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.
Full Text of the Resolution to be Approved
“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution being the affirmative vote of holders of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of May 1, 2023 by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table is based on 23,000,000 of Class A ordinary shares and 5,750,000 Founder Shares (Class B ordinary shares) outstanding and does not reflect record or beneficial ownership of the Private Placement Warrants as they are not exercisable within 60 days of May 1, 2023.
Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class B Ordinary Shares(2)
CEMAC Sponsor LP(3)	—	—	5,750,000	100.0%
Roberta Brzezinski	—	—	—	—
Herman G. Kotzé	—	—	—	—
Whitney Baker	—	—	—	—
Michael Faber	—	—	—	—
Neil Harper	—	—	—	—
Darius James Roth	—	—	—	—
All executive officers and directors as a group (six individuals)	—	—	—	—
Weiss Asset Management LP(4)	1,268,450	5.52%	—	—
Highbridge Capital Management, LLC(5)	1,698,183	7.38%	—	—
Saba Capital Management, L.P.(6)	2,024,660	8.8%	—	—
Polar Asset Management Partners Inc(7)	1,196,773	5.20%	—	—

(1)
Unless otherwise noted, the business address of each of the following is c/o Capitalworks Emerging Markets Acquisition Corp c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

(2)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis (or earlier at the option of the holder, our Sponsor), subject to adjustment as more fully described under the heading “Description of Securities-Founder Shares” of our final prospectus (File No. 333-260513), filed in connection with our IPO. Our Sponsor plans to convert on a one-for-one basis 5,749,999 Class B ordinary shares that were issued prior to our IPO into 5,749,999 Class A ordinary shares, and following the conversion, our Sponsor will continue to own one Class B ordinary share. The Founder Shares following the conversion are subject to the same restrictions as the Class B ordinary shares before the conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO. The Founder Shares are entitled to registration rights.

(3)
CEMAC Sponsor LP is the record holder of the shares reported herein. CEMAC Sponsor GP is the general partner of CEMAC Sponsor LP and has voting and investment discretion over the securities held by CEMAC Sponsor LP. Robert Oudhof is the sole director of CEMAC Sponsor GP and has voting and investment discretion over the securities held by CEMAC Sponsor GP. Robert Oudhof disclaims any beneficial ownership of the securities held by CEMAC Sponsor LP other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Each member of our management team has a pecuniary interest in CEMAC Sponsor LP; however, those individuals do not exercise voting or dispositive control over any of the shares held by CEMAC Sponsor LP. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.
(4)
According to a Schedule 13G/A filed with the SEC on February 10, 2023, Weiss Asset management LP (“Weiss”) is the holder of the Class A ordinary shares reported herein. Weiss is the sole investment manager to a private investment partnership (the “Weiss Partnership”) and private investment funds (the “Weiss Funds”), with respect to the Class A ordinary shares directly held by Weiss. WAM GP (“WAM”) is the sole general partner of Weiss, with respect to the Class A ordinary shares directly held by Weiss. Andrew Weiss is the managing member of WAM, with respect to the Class A ordinary shares directly held by Weiss. Shares reported Weiss, WAM and Andrew Weiss include shares beneficially owned by the Weiss Partnership and the Weiss Funds. Each of Weiss, WAM and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The address of the principal business office of each of the Weiss, WAM and Andrew Weiss is 222 Berkeley Street, 16th floor, Boston, Massachusetts 02116.

(5)
According to a Schedule 13G/A filed with the SEC on January 31, 2023, Highbridge Capital Management, LLC (“Highbridge”) is the holder of the Class A ordinary shares reported. Highbridge serves as investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to the Class A ordinary shares directly held by the Highbridge Funds. The address of the principal business office of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(6)
According to a Schedule 13G/A filed with the SEC on February 14, 2023, Saba Capital Management, L.P. (“Saba Capital”) is the holder of the Class A ordinary shares reported. Saba Capital, Saba Capital Management GP, LLC and Mr. Boaz Weinstein have entered into a Joint Filing Agreement, dated December 10, 2021, with respect to the Class A ordinary shares directly held by Saba Capital. The address of the principal business office of each of the foregoing is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)
According to a Schedule 13G filed with the SEC on February 10, 2023, Polar Asset Management Partners Inc. (“Polar”) is the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Class A ordinary shares directly held by PMSMF. The address of the principal business office of each of Solar and PMSMF is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
Our corporate website address is https://www.cemac.online. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, by contacting the Company’s proxy solicitor at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
You may also contact us at the following address or telephone number:
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
561-532-4682
In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than May 16, 2023.

ANNEX A
PROPOSED AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
162   (a) In the event that the Company does not consummate a Business Combination within the twenty seven month period following the closing of the IPO (or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement) (the “Termination Date”) (i) the Company will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per- Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (i) and (ii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Notwithstanding the foregoing, if any Founders acquire Public Shares in or after the IPO, they will each be entitled to receive liquidation distributions from the Trust Fund with respect to such Public Shares if the Company fails to complete a Business Combination by the applicable Termination Date.
(b)    If any amendment is made to Article 162(a) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination within the twenty seven month period following the closing of the IPO or with respect to any other provision relating to the rights of holders of the Class A Shares or pre-initial Business Combination activity, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.”

A-1

ANNEX B
PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of   , 2023, is made by and between Capitalworks Emerging Markets Acquisition Corp, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).
WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of November 30, 2021 (the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Shareholders under the circumstances described therein;
WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, voting together as a single class;
WHEREAS, pursuant to an extraordinary general meeting of the shareholders of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Charter Amendment.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Definitions.   Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.
2.   Amendments to the Trust Agreement.
(a)   Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“Commence liquidation of the Trust Account only after and promptly following (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B (which Exhibit B is also being amended and restated in its entirety, as set forth herein), as applicable (“Termination Letter”), signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon (1) March 3, 2024 (or such earlier date as determined by the Board, in its sole discretion) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

3.   No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
4.   References.
(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and
(b)   All references to the “amended and restated memorandum and articles of association” in the Trust Agreement shall mean the Company’s amended and restated memorandum and articles of association as amended by the Charter Amendment.
5.   Governing Law.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.
6.   Counterparts.   This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By:

Name:
Title:
CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
By:

Name:
Title:

EXHIBIT B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re: Trust Account — Termination Letter
Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Capitalworks Emerging Markets Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of November 30, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated memorandum and articles of Association. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected [           ]1 as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.
By:

Name:
Title:

1
March 3, 2024 or at a later date, if extended, unless an earlier date is determined by the Company’s Board of Directors.

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS MAY 23, 2023
YOUR VOTE IS
IMPORTANT FOLD AND
DETACH HERE
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2023
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated May 3, 2023 (the “Proxy Statement”), in connection with the extraordinary general meeting of shareholders of Capitalworks Emerging Markets Acquisition Corp (the “Company”) and at any adjournments or postponements thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on May 23, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Roberta Brzezinski and Herman G. Kotzé, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE LIQUIDATION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on May 23, 2023:
The notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/cemac/2023.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, IF PRESENTED.	Please mark ☑ votes as indicated in this example

Proposal 1 — Extension Amendment Proposal
A proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2 — Liquidation Amendment Proposal
A proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement to permit the Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2024 (including prior to June 3, 2023).
	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3 — Trust Amendment Proposal
A proposal to amend the Company’s investment management trust agreement, dated as of November 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be required to consummate a business combination from June 3, 2023 to March 3, 2024, or such earlier date as determined by the Board, in its sole discretion.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4 — Adjournment Proposal
By ordinary resolution to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date:                 , 2023
Signature
Signature (if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney ..
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.